WEST VIRGINIA ECONOMIC DEVELOPMENT AUTHORITY

DOCUMENT LIST

Loans:$1,845,000 Real Estate Term Loan

$   765,000 Equipment Term Loan

Lender:West Virginia Economic Development Authority (“WVEDA”)

Borrowers:Kronos Advanced Technologies, Inc. (“Kronos”)

Kronos Advanced Technologies WV, Inc. (“Kronos WV”)

Closing Date:April 7, 2022

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LOAN DOCUMENTS

1.Loan Agreement between WVEDA and Borrowers

2.Promissory Notes:

a.     Promissory Note (Real Estate Loan) made by Borrowers and payable to WVEDA

b.     Promissory Note (Equipment Loan) made by Borrowers and payable to WVEDA

3.Credit Line Deed of Trust and Fixture Filing granted by Kronos WV to Joyce F. Ofsa, as Trustee, for the benefit of WVEDA

4.Security Agreement between Kronos WV and WVEDA

5.UCC Financing Statements filed with West Virginia Secretary of State:

a.     Real Estate Loan

b.     Equipment Loan

6.Certificate of Completion, Equity Injection and Sources and Uses of Funds

7.Legal Opinion of Counsel to Borrowers

8.Secretary’s and Incumbency Certificate of Kronos, certifying as to:

a.     Articles of Incorporation, with all amendments

b.    Bylaws

c.     Authorizing Resolutions

9.Secretary’s and Incumbency Certificate of Kronos WV, certifying as to:

a.     Articles of Incorporation

b.     Bylaws

c.     Authorizing Resolutions

10.Insurance Certificates:

a.     Certificate of General Liability Coverage

b.     Certificate of Property Insurance Coverage

c.     Certificate of Flood Insurance Coverage or Evidence that Property is outside

       100-Year Flood Plain

11.Evidence of Workers’ Compensation Insurance for Kronos WV

12.Certificate of Compliance for Unemployment Coverage from Workforce West Virginia for

Kronos WV

13.Certificate of Existence/Good Standing issued by Nevada Secretary of State (Kronos)

14.Certificate of Authorization issued by West Virginia Secretary of State (Kronos)

15.Certificate of Existence issued by West Virginia Secretary of State (Kronos WV)

16.Title Insurance Commitment

17.Title Insurance Policy

18.Survey

19.   Certificate of Independent Engineer or Architect

20.UCC Lien Searches:

a.Nevada Secretary of State (Kronos)

b.West Virginia Secretary of State (GX7 Limited Partnership and Kronos WV)

21.Project Invoices

22.Copy of Vesting Deed

23.Memorandum of Sale and Loan Disbursement Statement

14663509

(1916.0939)